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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): September 8, 2005


                            THE KEITH COMPANIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


         CALIFORNIA                  000-26561                 33-0203193
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)          Identification No.)


                               19 TECHNOLOGY DRIVE
                            IRVINE, CALIFORNIA 92618
               (Address of Principal Executive Offices, Zip Code)

                                 (949) 923-6001
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On September 8, 2005, Eric Nielsen, President and Chief Operating Officer of The Keith Companies, Inc., a California corporation (the "COMPANY") entered into a Letter Agreement, dated as of August 29, 2005 (the "LETTER AGREEMENT") with Stantec Consulting, Inc. ("STANTEC"). The Letter Agreement provides that upon consummation of the previously announced merger between the Company and a wholly-owned subsidiary of Stantec, the Change of Control Letter Agreement, dated March 22, 2001, by and between Mr. Nielsen and the Company (the "CHANGE OF CONTROL AGREEMENT"), shall be assumed by Stantec and will continue to apply to any termination of Mr. Nielsen's employment within two years of the merger. The Letter Agreement also provides that upon consummation of the merger Mr. Nielsen will serve as the regional leader for Stantec's operations in the southwest United States. Mr. Nielsen confirmed in the Letter Agreement that such post-merger change in title and job responsibilities will not constitute a constructive termination under his Change of Control Agreement. Pursuant to the Letter Agreement, Mr. Nielsen's salary and discretionary bonus for the two year period following the merger will be at least $450,000 annually.

     The foregoing description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is filed as Exhibit 10.1, and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.   DESCRIPTION

10.1* Letter Agreement, dated August 29 2005, by and between Stantec Consulting Inc. and Eric Nielsen.

              *   Management contract or compensatory plan or arrangement.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 13, 2005                  THE KEITH COMPANIES, INC.



                                    By: /s/ Gary C. Campanaro
                                    --------------------------------------------
                                    Name:  Gary C. Campanaro
                                    Title: Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION


10.1* Letter Agreement, dated August 29 2005, by and between Stantec Consulting Inc. and Eric Nielsen.

                  *  Management contract or compensatory plan or arrangement.